FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (the “First Amendment”) is made and entered into as of the 9th day of January, 2015, by and among the parties listed on Exhibit A attached to the Contract (collectively and individually, “Seller”), NORTHPOINTE INVESTORS, LLC, a Georgia limited liability company and VILLAS FAIRFIELD PARTNERS, LLC, a GEORGIA LIMITED LIABILITY COMPANY (COLLECTIVELY, “PROPERTY OWNER”), MIGUEAL B. Davis (“Davis”), MORROW INVESTORS, INC., a Georgia corporation (“Morrow”) and PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS:

WHEREAS, the parties entered into that certain Purchase and Sale Contract with an effective date of December 2, 2014 (the “Contract”);

WHEREAS, the parties desire to amend the Contract as hereinafter set forth (all capitalized terms not defined herein shall have the meaning ascribed in the Contract);

NOW THEREFORE, for and in consideration of Ten Dollars and No/100 Dollars ($10.00) and other good and valuable consideration, Seller and Purchaser hereby agree that the Contract is amended as follows:

1.     Section 3.1 is hereby revised to delete the phrase “SEVENTY-SIX MILLION TWO HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($76,225,000.00)” and inserting in lieu thereof the phrase “SEVENTY-SIX MILLION THIRTY THOUSAND AND NO/100 DOLLARS ($76,030,000.00).]”

2.    Seller agrees to cause the following repairs at the Property to be completed on or before the Closing Date:

(a)	replace any material dead landscaping; and

(b)	repair painted sprinkler heads in the Units described on Exhibit A attached hereto and made a part hereof.

3.    The parties to the Contract acknowledge that Seller is reimbursed by tenants of the Property for certain utilities expenses previously incurred by Seller in arrears, with such utility reimbursements being collected from tenants by Conservice on behalf of Seller and paid to Seller at the end of each calendar month. Notwithstanding anything to the contrary contained in the Contract, Seller agrees to direct Conservice at Closing to pay the February 2015 utility reimbursement payment to Purchaser at the end of February 2015, the parties agreeing that Purchaser is entitled to receive all utility reimbursements paid by tenants and collected by Coinservice for the month of Closing. In the event Seller inadvertently receives any utility reimbursements for the month of Closing, Seller agrees to promptly remit such payments to Purchaser. Purchaser shall be entitled to all utility reimbursements paid by tenants of the Property collected after the month of Closing (including delinquencies), regardless of the period of time such utility charges relate to. Except for any amounts due to Property Owner or Seller relating to the Utility District Dedication, Seller agrees that the foregoing represents a final accounting of utility reimbursements and that no further utility reimbursements are due to Seller pursuant to Article 7.

4.    Purchaser acknowledges that the Feasibility Period has expired and waives its right to terminate the Contract pursuant to the terms of Section 5.2; provided, however, the foregoing waiver shall not waive the rights of Purchaser to terminate the Contract as otherwise specifically set forth in the Contract.

5.    Except as expressly modified hereby, the Contract shall remain in full force and effect. This First Amendment may be executed in counterparts, each together with the other constituting one and the same instrument. This First Amendment shall become effective upon a facsimile or email receipt of the counterparts executed by all parties hereto. Pursuant to Section 15.8 of the Contract, Morrow is authorized to execute this First Amendment on behalf of the Seller.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this First Amendment has been executed by duly authorized officers or representatives of the parties as of the date and year first above written.

SELLER:

MORROW INVESTORS, INC., a Georgia
Corporation

By:_/s/ Fred S. Hazel______________________
Fred S. Hazel, Vice President

PROPERTY OWNER:

NORTHPOINTE INVESTORS, LLC,
a Georgia Limited Liability Company

By:     Morrow Investors, Inc. a Georgia
corporation, Its Manager

By: /s/ Fred S. Hazel___________________
     Fred S. Hazel, Vice President

VILLAS FAIRFIELD PARTNERS, LLC,
a Georgia Limited Liability Company

By:     Morrow Investors, Inc. a Georgia
corporation, Its Manager

By: /s/ Fred S. Hazel___________________
Fred S. Hazel, Vice President

MORROW:

MORROW INVESTORS, INC., a Georgia corporation, Its Manager

By: /s/ Fred S. Hazel___________________
Fred S. Hazel, Vice President

DAVIS:

/s/ Migueal B. Davis____________________
Migueal B. Davis
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]

PURCHASER:

PREFERRED APARTMENT COMMUNITIES
OPARATING PARTNERSHIP, L.P., a Delaware
limited partnership

By:	Preferred Apartment Advisors, LLC, a
Delaware limited liability company, Its Agent

By:_/s/ Jeffrey R. Sprain_______________
Jeffrey R. Sprain, its General Counsel

EXHIBIT A

[On file with the Company]